POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints Michael Gravelle, Anthony Park, Christie Simpson or Carol Nairn, signing singly, the undersigned?s true and
 lawful attorney in fact to:
(1)	execute for and on behalf of the undersigned, in the
 undersigned?s capacity as an officer and/or director of
 Fidelity National Financial, Inc. (the ?Company?), a Form 3
 (Initial Statement of Beneficial Ownership of Securities),
 Form 4 (Statement of Changes in Beneficial Ownership), and/or
 Form 5 (Annual Statement of Changes in Beneficial Ownership),
 in accordance with Section 16(a) of the Securities Exchange
 Act of 1934 and the rules thereunder;
(2)	do and perform any and all acts for and on behalf of
 the undersigned which may be necessary or desirable to complete and execute such Form 4 report(s) and to timely file such Form(s)
 with the United States Securities and Exchange Commission and
 any stock exchange or similar authority; and
(3)	take any other action of any type whatsoever in
 connection with the foregoing which, in the opinion of such attorney in fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being
 understood that the documents executed by such attorney
 in fact on behalf of the undersigned pursuant to this
 Power of Attorney shall be in such form and shall contain
 such terms and conditions as such attorney in fact may
 approve in such attorney in fact?s discretion.
The undersigned hereby grants to such attorney in fact
 full power and authority to do and perform any and
 every act and thing whatsoever requisite, necessary,
 or proper to be done in the exercise of any of the
 rights and powers herein granted, as fully to all intents
 and purposes as the undersigned might or could do if
 personally present, with full power of substitution
 or revocation, hereby ratifying and confirming all
 that such attorney in fact, or such attorney in fact?s
 substitute or substitutes, shall lawfully do or cause
 to be done by virtue of this Power of Attorney and
 the rights and powers herein granted.  The undersigned
 acknowledges that the foregoing attorney in fact, in
 serving in such capacity at the request of the
 undersigned, is not assuming, nor is the Company
 assuming, any of the undersigned?s responsibility
 to comply with Section 16 of the Securities Exchange
 Act of 1934.
This Power of Attorney shall remain in full force and
 effect until revoked by the undersigned in a signed
 writing delivered to the foregoing attorney in fact.
IN WITNESS WHEREOF,  the undersigned has caused this
 Power of Attorney to be executed as of this 2nd day
 of September, 2013.
							____________________________
							/s/ William P. Foley II